Exhibit 99.40

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-L

KEY PERFORMANCE FACTORS
February 28, 2001



Expected B Maturity 10/16/2006


Blended Coupon 5.9020%


Excess Protection Level
3 Month Average   4.77%
February, 2001   7.35%
January, 2001   6.80%
December, 2000   0.14%


Cash Yield19.48%


Investor Charge Offs 4.62%


Base Rate 7.51%


Over 30 Day Delinquency 5.13%


Seller's Interest 8.26%


Total Payment Rate13.44%


Total Principal Balance$57,174,868,500.05


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,724,177,938.56